UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2007

ACCENTIA BIOPHARMACEUTICALS, INC.

(Exact name of Registrant as Specified in its Charter)

Florida	000-51383	04-3639490
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

324 South Hyde Park Ave., Suite 350

Tampa, Florida 33606

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (813) 864-2554

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ACCENTIA BIOPHARMACEUTICALS, INC.

FORM 8-K

Item 3.02.	Unregistered Sales of Equity Securities.

On June 15, 2007, Accentia Biopharmaceuticals, Inc. (the “Company”) granted the following described warrants to certain related parties in consideration for ongoing guarantees and asset pledges. Prior and current Company borrowings ranging between $6.1 million and $22.7 million have required guarantees and/or collateral pledges (the “Credit Enhancements”) which were provided by Hopkins Capital Group II, LLC (“HCG II”), which is affiliated with our CEO, Francis E. O’Donnell, Jr., M.D. and MOAB Investments, LP (“MOAB”) and in some cases their affiliates. The Company believes that the Credit Enhancements significantly reduce the interest expense incurred by the Company. In a number of instances, the borrowings were essential financings that management believes might not have been available to the Company without the credit enhancements. Except as provided by the warrants, no consideration or compensation has been paid for the guarantees or pledges.

The Company has granted the following warrants (the “Warrants”) to Related Parties:

(i)	Warrants to purchase two million shares of the Company’s common stock to Hopkins Capital Group II, LLC;

(ii)	Warrants to purchase two hundred thousand shares of the Company’s common stock to MOAB Investments, LP;

(iii)	Each of the warrants have an exercise period (“Term”) of four years from the date of grant;

(iv)	Each of the warrants have an exercise price of $4.32 per share, which represents a 38% premium over the closing price of the Company’s common stock on the date of the grant of the warrants;

(v)	the Warrants vested upon grant;

(vi)	the Warrants are assignable;

(vii)	the holders will have limited piggy back registration rights subject to the reasonable discretion of the Company; and

(viii)	the Warrants do not have a cashless exercise feature.

The warrants were approved by all independent directors of the Company with Dr. O’Donnell abstaining.

The offers, sale, and issuance of the Company’s warrants in the above-described transactions were made pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, as they were made without any form of general solicitation to parties with full access to all material information relating to the securities issued.

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Item 9.01.	Financial Statements and Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Form 8-K.

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

ACCENTIA BIOPHARMACEUTICALS, INC.

By:	/s/ Samuel S. Duffey
Samuel S. Duffey
General Counsel

Date: June 19, 2007

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EXHIBIT INDEX

Exhibit Number	Description
10.1	Form of Common Stock Purchase Warrant

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